                                                                    Exhibit 99.3

                              Attachment to Form 4

                             JOINT FILER INFORMATION

Name and Address:                                 Third Point Partners
                                                  Qualified L.P.
                                                  c/o Third Point LLC
                                                  390 Park Avenue
                                                  New York, New York 10022

Date of Earliest Transaction Required
to be Reported                                    07/08/08
Issuer and Ticker Symbol:                         Baseline Oil & Gas Corp.
                                                  (BOGA)
Relationship to Issuer:                           10% Owner (4)
Designated Filer:                                 Third Point LLC

TABLE I INFORMATION

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Amount of Securities:                             11,800
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.450
Amount of Securities Beneficially Owned
Following Reported Transactions:                  11,800 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Amount of Securities:                             2,600
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.400
Amount of Securities Beneficially Owned
Following Reported Transactions:                  14,400 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             14,300
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.502
Amount of Securities Beneficially Owned
Following Reported Transactions:                  28,700 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             18,700
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.482
Amount of Securities Beneficially Owned
Following Reported Transactions:                  47,400 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Amount of Securities:                             6,000
Securities Acquired (A) or Disposed of (D):       A
Price:                                            $0.478
Amount of Securities Beneficially Owned
Following Reported Transactions:                  53,400 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

Title of Security:                                Common Stock, par value $0.001
                                                  per share
Transaction Date:                                 07/18/08
Transaction Code:                                 C
Amount of Securities:                             37,046,019
Securities Acquired (A) or Disposed of (D):       A
Price:                                            (2)
Amount of Securities Beneficially Owned
Following Reported Transactions:                  37,099,419 (4)
Ownership Form:                                   D (4)
Nature of Indirect Beneficial Ownership           n/a

TABLE II INFORMATION

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/08/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $249,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  345,861
Price of Derivative Security:                     $219,120
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $5,172,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/09/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $71,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  98,619
Price of Derivative Security:                     $66,385
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $5,243,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $115,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  159,735
Price of Derivative Security:                     $116,150
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $5,358,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/16/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $1,872,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  2,600,208
Price of Derivative Security:                     $1,872,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $7,230,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/17/08
Transaction Code:                                 P
Number of Derivative Securities Acquired (A):     $22,084,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  30,674,676
Price of Derivative Security:                     $22,084,000
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $29,314,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a

Title of Derivative Security:                     14% Senior Subordinated
                                                  Convertible Secured Notes
                                                  due 2013
Conversion or Exercise Price of
Derivative Security                               (2)
Transaction Date:                                 07/18/08
Transaction Code:                                 C
Number of Derivative Securities Disposed of (D):  $26,671,000 (3)
Date Exercisable                                  10/01/2007
Expiration Date:                                  10/01/2013
Title of Underlying Securities:                   Common Stock
Amount of Underlying Securities:                  37,046,019
Price of Derivative Security:                     $0 (2)
Number of Derivative Securities Beneficially
Owned Following Reported Transactions             $2,643,000 (3)(4)
Ownership Form of Derivative Security:            D (4)
Nature of Indirect Beneficial Ownership:          n/a